UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2007

Hooper Holmes, Inc. (Exact name of registrant as specified in charter)
New York	1-9972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code   (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b)          Retirement of Director

On September 25, 2007, Hooper Holmes, Inc. (the “Company”) announced the retirement of Director Paul W. Kolacki, effective September 30, 2007.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

  99.1  Press Release, dated September 25, 2007, announcing the retirement of Paul W. Kolacki as a director of the Company.

        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:                      September 25, 2007                                               By: /s/ William F. Kracklauer
William F. Kracklauer
Senior Vice President,
General Counsel and
Corporate Secretary